EATON VANCE EMERGING MARKETS LOCAL INCOME FUND EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND EATON VANCE INTERNATIONAL INCOME FUND Supplement to Statement of Additional Information dated March 1, 2010

1. The following replaces the first paragraph under "Distribution Plans" under "Sales Charges":

The Trust has in effect a compensation-type Distribution Plan for Class A Shares (the “Class A Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan is designed to (i) finance activities which are primarily intended to result in the distribution and sales of Class A shares and to make payments in connection with the distribution of such shares and (ii) pay service fees for personal services and/or the maintenance of shareholder accounts to the principal underwriter, financial intermediaries and other persons. The distribution and service fees payable under the Class A Plan shall not exceed 0.30% of the average daily net assets attributable to Class A shares for any fiscal year. Class A distribution and service fees are paid monthly in arrears. For the distribution and service fees paid by Class A shares, see Appendix A.

April 22, 2010